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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------
       Date of Report (Date of earliest event reported): October 11, 2007


                             SLADE'S FERRY BANCORP.
             (Exact name of registrant as specified in its charter)


       Massachusetts                   000-23904                04-3061936
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)

      100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 675-2121

                                 Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Entry Into a Material Definitive Agreement

      On October 11, 2007, Slade's Ferry Bancorp. (the "Company") (NASDAQ:
SFBC), parent of Slade's Ferry Trust Company, entered into an Agreement and Plan of Merger (the "Merger Agreement") with Independent Bank Corp. ("Independent") (NASDAQ: INDB), parent of Rockland Trust Company. Under the Merger Agreement, the Company will merge into Independent (the "Merger"). The Merger Agreement also contemplates that Slade's Ferry Trust Company will merge into Rockland Trust Company. The terms of the Merger Agreement call for 75% of the Company's outstanding shares to be converted to 0.818 shares of Independent for each share of the Company's common stock and for 25% of the Company's outstanding shares to be purchased for $25.50 in cash for each share of the Company's common stock. The transaction is intended to be a tax free reorganization for federal income tax purposes, and it therefore is expected that no gain or loss will be recognized by the holders of the Company's shares with respect to the shares of Independent that they receive in exchange for their shares of the Company's common stock.

      Consummation of the Merger is subject to customary closing conditions, including approval by the Company's stockholders, required regulatory approvals and consents, absence of governmental restraints, effectiveness of a Form S-4 registration statement, accuracy of representations, and receipt of tax opinions.

      The Merger Agreement contains certain termination rights for both Independent and the Company, and further provides that, upon termination of the Agreement under specified circumstances, the Company must pay a termination fee of $3.5 million.

      The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.

      A copy of the press release dated October 11, 2007, announcing the transaction is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)   The following exhibits are included with this Current Report on Form 8-K:

      Exhibit No.     Description
      -----------     -----------

      2.1 Agreement and Plan of Merger dated as of October 11, 2007 by and among Independent Bank Corp., Rockland Trust Company, Slade's Ferry Bancorp. and Slade's Ferry Trust Company.

      99.1            Press Release dated October 11, 2007.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SLADE'S FERRY BANCORP.
                                           ----------------------
                                           (Registrant)


                                 By:       /s/ Mary Lynn D. Lenz
                                           -------------------------------------
                                 Name:     Mary Lynn D. Lenz
                                 Title:    President and Chief Executive Officer

Date:  October 12, 2007
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                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

2.1 Agreement and Plan of Merger dated as of October 11, 2007 by and among Independent Bank Corp., Rockland Trust Company, Slade's Ferry Bancorp. and Slade's Ferry Trust Company.

99.1            Press Release dated October 11, 2007.